                                                              EXHIBIT 25.1

      ___________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549
                           _________________________

                                   FORM  T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                  ___________________________________________
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                    ________________________________________

                                 CHEMICAL BANK
              (Exact name of trustee as specified in its charter)


         NEW YORK                                           13-4994650
         (State of incorporation                      (I.R.S. employer
         if not a national bank)                   identification No.)

         270 PARK AVENUE
         NEW YORK, NEW YORK                                      10017
         (Address of principal executive offices)           (Zip Code)


                               William H. McDavid
                                General Counsel
                                270 Park Avenue
                            New York, New York 10017
                              Tel:  (212) 270-2611
           (Name, address and telephone number of agent for service)

                 _____________________________________________
                          FORD CREDIT AUTO OWNER TRUST
              (Exact name of obligor as specified in its charter)


         DELAWARE                                          APPLIED FOR
         (State or other jurisdiction of              (I.R.S. employer
         incorporation or organization)            identification No.)

         THE AMERICAN ROAD
         DEARBORN, MI                                            48121
         (Address of principal executive offices)           (Zip Code)


                  ___________________________________________
                               ASSET BACKED NOTES
                      (Title of the indenture securities)

             _____________________________________________________

                                    GENERAL


Item 1.  General Information.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

     New York State Banking Department, State House, Albany, New York  12110.

     Board of Governors of the Federal Reserve System, Washington, D.C., 20551

     Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

     Federal Deposit Insurance Corporation, Washington, D.C., 20429.

     (b) Whether it is authorized to exercise corporate trust powers.

     Yes.

Item 2.  Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.



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


Item 16.  List of Exhibits

     List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985 and December 2, 1991 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).

     2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).

     3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 33-84460, which is incorporated by reference).

     5.  Not applicable.

     6.  The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     8.  Not applicable.

     9.  Not applicable.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Chemical Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 24TH day of APRIL, 1996.

                                              CHEMICAL BANK


                                              By /s/ Michael A. Smith
                                                 --------------------------
                                                 Michael A. Smith
                                                 Vice President

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

                             Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                                 Chemical Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,

                 at the close of business December 31, 1995, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                              DOLLAR AMOUNTS
                      ASSETS                                   IN MILLIONS

      Cash and balances due from depository institutions:
         Noninterest-bearing balances and
         currency and coin .................................        $6,390
         Interest-bearing balances .........................         2,544
      Securities:  .........................................
      Held to maturity securities...........................         3,807
      Available for sale securities.........................        26,522
      Federal Funds sold and securities purchased under
         agreements to resell in domestic offices of the
         bank and of its Edge and Agreement subsidiaries,
         and in IBF's:
         Federal funds sold ................................           750
         Securities purchased under agreements to resell ...           259
      Loans and lease financing receivables:
         Loans and leases, net of unearned income  $72,938
         Less: Allowance for loan and lease losses   1,917
         Less: Allocated transfer risk reserve ...     104
                                                   -------
         Loans and leases, net of unearned income,
         allowance, and reserve ............................        70,917
      Trading Assets .......................................        27,963
      Premises and fixed assets (including capitalized
         leases)............................................         1,355
      Other real estate owned ..............................            21
      Investments in unconsolidated subsidiaries and
         associated companies...............................           171
      Customer's liability to this bank on acceptances
         outstanding .......................................         1,166
      Intangible assets ....................................           433
      Other assets .........................................         4,822
                                                                 ---------
      TOTAL ASSETS .........................................      $147,120
                                                                 =========





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


                                  LIABILITIES
        Deposits
           In domestic offices ................................  $47,524
           Noninterest-bearing .........................$17,041
           Interest-bearing ............................ 30,483
                                                        -------
           In foreign offices, Edge and Agreement subsidiaries,
           and IBF's ..........................................   37,690
        Noninterest-bearing ............................$   147
        Interest-bearing ............................... 37,543
                                                        -------
        Federal funds purchased and securities sold under
        agreements to repurchase in domestic offices of the
        bank and of its Edge and Agreement subsidiaries, and
        in IBF's Federal funds purchased ......................    9,384
           Securities sold under agreements to repurchase .....    2,166
        Demand notes issued to the U.S. Treasury ..............      741
        Trading liabilities ...................................   21,847
        Other Borrowed money:
           With original maturity of one year or less .........    9,669
           With original maturity of more than one year .......      146
        Mortgage indebtedness and obligations under capitalized
           leases .............................................       14
       Bank's liability on acceptances executed and outstanding    1,180
       Subordinated notes and debentures ......................    3,411
       Other liabilities ......................................    5,290

       TOTAL LIABILITIES ......................................  139,062
                                                                --------
                                 EQUITY CAPITAL

       Common stock ...........................................      620
       Surplus ................................................    4,665
       Undivided profits and capital reserves .................    3,055
       Net unrealized holding gains (Losses)
       on available-for-sale securities .......................     (290)
       Cumulative foreign currency translation adjustments ....        8

       TOTAL EQUITY CAPITAL ...................................    8,058
                                                                --------
       TOTAL LIABILITIES, LIMITED-LIFE PREFERRED
           STOCK AND EQUITY CAPITAL ..........................  $147,120
                                                                ========



I, Joseph L. Sclafani, S.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                       JOSEPH L. SCLAFANI


We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.


                       WALTER V. SHIPLEY       )
                       EDWARD D. MILLER        )DIRECTORS
                       WILLIAM B. HARRISON     )



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